Financing receivables	6 Months Ended
Sep. 30, 2020
Financing Receivables [Abstract]
Financing receivables
7. Financing receivables:
In the normal course of business, Nomura extends financing to clients primarily in the form of loans and collateralized agreements such as reverse repurchase agreements and securities borrowing transactions. These financing receivables are recognized as assets on Nomura’s consolidated balance sheets at fair value or on amortized cost basis and provide a contractual right to receive money either on demand or on future fixed or determinable dates.
The carrying value of financing receivables measured on an amortized cost basis is also adjusted for an allowance for current expected credit losses where appropriate. As of April 1, 2020 Nomura adopted new guidance for determination of such allowances defined by ASC 326 “
Financial Instruments—Credit Losses
” (“ASC 326”) which requires recognition of allowances based on current expected credit losses rather incurred credit losses as required by previous authoritative guidance. See Note 1 “
Summary of accounting policies: New accounting pronouncements recently adopted
” in these consolidated financial statements for guidance on the impact of ASC 326 on Nomura on initial adoption.
Collateralized agreements
Collateralized agreements consist of reverse repurchase agreements reported as
Securities purchased under agreements to resell
and securities borrowing transactions reported as
Securities borrowed
in the consolidated balance sheets, including those executed under Gensaki Repo agreements. Reverse repurchase agreements and securities borrowing transactions principally involve the buying of government and government agency securities from customers under agreements that also require Nomura to resell these securities to those customers, or borrowing these securities with cash collateral. Nomura monitors the value of the underlying securities on a daily basis to the related receivables, including accrued interest, and requests or returns additional collateral when appropriate. Reverse repurchase agreements are generally recognized in the consolidated balance sheets at the amount for which the securities were originally acquired with applicable accrued interest. Securities borrowing transactions are generally recognized in the consolidated balance sheets at the amount of cash collateral advanced. No allowance for current expected credit losses is generally recognized against these transactions measured on an amortized cost basis either because of the strict collateralization requirements or because of the short expected life of the financial instruments.
Loans receivable
The key types of loans receivable recognized by Nomura are loans at banks, short-term secured margin loans, inter-bank money market loans and corporate loans.
Loans at banks include both retail and commercial secured and unsecured loans extended by licensed banking entities within Nomura such as The Nomura Trust & Banking Co., Ltd. and Nomura Bank International plc. For both retail and commercial loans secured by real estate or securities, Nomura is exposed to the risk of a decline in the value of the underlying collateral. Loans at banks also include unsecured commercial loans provided to investment banking clients for relationship purposes. Nomura is exposed to risk of default of the counterparty, although these counterparties usually have high credit ratings. Where loans are secured by guarantees, Nomura is also exposed to the risk of default by the guarantor.
Short-term secured margin loans are loans provided to clients in connection with securities brokerage business. These loans provide funding for clients in order to purchase securities. Nomura requests initial margin in the form of acceptable collateral securities or deposits against these loans and holds the purchased securities as collateral through the life of the loans. If the value of the securities declines by more than specified amounts, Nomura can make additional margin calls in order to maintain a specified ratio of loan-to-value
(“LTV”) ratio. For these reasons, the risk to Nomura of providing these loans is limited.
Inter-bank money market loans are loans to financial institutions in the inter-bank money market, where overnight and intra-day
financings are traded through money market dealers. The risk to Nomura of making these loans is not significant as only qualified financial institutions can participate in these markets and these loans are usually overnight or short-term in nature.
Corporate loans are primarily commercial loans provided to corporate clients extended by non-licensed
banking entities within Nomura. Corporate loans include loans secured by real estate or securities, as well as unsecured commercial loans provided to investment banking clients for relationship purposes. The risk to Nomura of making these loans is similar to those risks arising from commercial loans reported in loans at banks.
The following tables present a summary of loans receivable reported within
Loans receivable
or
Investments in and advances to affiliated companies
in the consolidated balance sheets by portfolio segment.

	Millions of yen
	March 31, 2020
	Carried at amortized cost	Carried at fair value (1)	Total
Loans receivable
Loans at banks	¥521,715	¥—	¥521,715
Short-term secured margin loans	296,833	8,905	305,738
Inter-bank money market loans	865	—	865
Corporate loans	1,232,851	796,236	2,029,087

Total loans receivable	¥2,052,264	¥805,141	¥2,857,405

	Millions of yen
	September 30, 2020
	Carried at amortized cost	Carried at fair value (1)	Total
Loans receivable
Loans at banks	¥527,767	¥—	¥527,767
Short-term secured margin loans	340,175	18,255	358,430
Inter-bank money market loans	1,382	—	1,382
Corporate loans	670,441	786,060	1,456,501

Total loans receivable	¥1,539,765	¥804,315	¥2,344,080

(1)	Includes loans receivable and loan commitments carried at fair value through election of the fair value option.
There were no significant purchases nor sales of loans receivable during the six months ended September 30, 2019. There were no significant reclassifications of loans receivable to trading assets during the same period.
There were no significant purchases nor sales of loans receivable during the six months ended September 30, 2020. There were no significant reclassifications of loans receivable to trading assets during the same period.
Allowance for current expected credit losses
Following adoption of ASC 326 on April 1, 2020, management establishes an allowance for current expected credit losses against the following types of financial instruments, including financing receivables, to reflect the net amount Nomura expects to collect:

•	Loans and written unfunded loan commitments;

•	Deposits;

•	Collateralized agreements such as reverse repos and securities borrowing transactions;

•	Customer contract assets and receivables; and

•	Other receivables including margin receivables, security deposits, default fund contributions to central clearing counterparties and net investments in finance leases.
Current expected credit losses for an individual or portfolio of financial instrument are measured at each Nomura reporting date based on expected credit losses over the expected life of the financial instrument and considers all available relevant, reasonable supportable information about the collectability of cash flows, including information about past events, current conditions and future forecasts. Key macroeconomic inputs to our weighted average forecasts of three years include GDP and credit spreads.
The risk of loss is always considered, even when that risk of loss is remote. While management has based its estimate of the allowance for current expected credit losses on the best information available, future adjustments to the allowance may be necessary as a result of changes in the economic environment or variances between actual results and original assumptions.
Nomura has elected to exclude accrued interest receivable from the amortized cost basis of financial instruments used to measure expected credit losses. The amount of accrued interest receivable as of September 30, 2020 was not significant.

The methodology used by Nomura to determine allowances for current expected credit losses primarily depends on the nature of the financial instrument, whether certain practical expedients permitted by ASC 326 are applied by Nomura and whether expected credit losses arising from the financial instrument are significant.
The following table summarizes the methodology used for each significant type of financial instrument subject to ASC 326, the key assumptions used which have impacted the measurement of current expected credit losses during the period.

Financial instrument	Methodology to determine current expected credit losses
Loans, written loan commitments and certain deposits
•

Full loss rate model developed by Nomura’s Risk department

•

Measures expected credit losses based on probability of default (PD), Loss Given Default (LGD) and Exposure at Default (EAD) inputs.

•

PD inputs incorporate forward-looking scenarios used by Nomura for internal risk management and capital purposes.

•

Immediate reversion method used for additional periods.

•

For financial instruments which have defaulted or are probable of defaulting, expected credit losses measured using discounted cash flow analyses or, where the financial instrument is collateral dependent, based on the fair value of the collateral.

Collateralized agreements and short-term secured margin loans
•

For reverse repos and short-term secured margin loans where frequent margining is required and the counterparty has ability to replenish margin, expected credit losses are based on difference between carrying value of the reverse repo and fair value of underlying collateral.

•

Securities borrowing transactions typically have very short expected lives and therefore any measurement of expected credit losses likely to be insignificant.

Customer contract assets and receivables
•

Expected credit losses typically based on ageing analysis where loss rates are applied to the carrying value based on historical experience, the current economic climate and specific information about the ability of the client to pay.

Other receivables	• Various quantitative or qualitative methods used depending on credit quality of the receivable and risk of loss on default.
Prior to adoption of ASC 326, allowances for credit losses recognized against financial instruments measured at amortized cost were based on amounts which reflected management’s best estimate of probable losses incurred. The allowance for credit losses comprised two components, namely a specific component for financial instruments which have been individually evaluated for impairment; and a general component for financial instruments which, while not individually evaluated for impairment, have been collectively evaluated for impairment based on historical loss experience. The specific component of the allowance reflects probable losses incurred within financial instruments which have been individually evaluated for impairment. Impairment was measured by adjusting the carrying value of the financial instrument to either the present value of expected future cash flows discounted at the financial instrument’s effective interest rate, an observable market price, or the fair value of the collateral if the financial instrument is collateral dependent.
The general component of the allowance was for financial instruments not individually evaluated for impairment and includes judgment about collectability based on available information at the balance sheet date and the uncertainties inherent in those underlying assumptions. The allowance was based on historical loss experience adjusted for qualitative factors such as current economic conditions.

The following table presents changes in the allowance for credit losses for the six and three months ended September 30, 2019 as determined using guidance effective prior to the adoption of ASC 326.

	Millions of yen
	Six months ended September 30, 2019
	Allowance for credit losses against loans
	Loans at banks	Short-term secured margin loans	Corporate loans	Subtotal	Allowance for receivables other than loans	Total allowance for doubtful accounts
Opening balance	¥1,052	¥370	¥868	¥2,290	¥1,879	¥4,169
Provision for credit losses	127	—	1,629	1,756	117	1,873
Charge-offs	—	—	—	—	(4)	(4)
Other (1)	—	4	(35)	(31)	(8)	(39)

Ending balance	¥1,179	¥374	¥2,462	¥4,015	¥1,984	¥5,999

	Millions of yen
	Three months ended September 30, 2019
	Allowance for credit losses against loans				Allowance for receivables other than loans	Total allowance for doubtful accounts
	Loans at banks	Short-term secured margin loans	Corporate loans	Subtotal
Opening balance	¥1,052	¥373	¥844	¥2,269	¥1,914	¥4,183
Provision for credit losses	127	—	1,629	1,756	74	1,830
Charge-offs	—	—	—	—	(3)	(3)
Other (1)	—	1	(11)	(10)	(1)	(11)

Ending balance	¥1,179	¥374	¥2,462	¥4,015	¥1,984	¥5,999

(1)	Includes the effect of foreign exchange movements.

The following table presents changes in the allowance for the six and three months ended September 30, 2020 as determined using the CECL impairment model defined by ASC 326.

	Millions of yen
	Six months ended September 30, 2020
	Allowance for current expected credit losses against loans				Allowance for receivables other than loans (2)	Total allowance for doubtful accounts
	Loans at banks	Short-term secured margin loans	Corporate loans	Subtotal
Opening balance prior to CECL adoption	¥1,564	¥352	¥7,944	¥9,860	¥3,152	¥13,012
Impact of CECL adoption (1)	232	—	1,738	1,970	2	1,972
Opening balance after CECL adoption	1,796	352	9,682	11,830	3,154	14,984
Provision for credit losses	(232)	—	(2,244)	(2,476)	1,075	(1,401)
Charge-offs	(318)	(359)	0	(677)	(1,315)	(1,992)
Other (3)	—	7	(225)	(218)	(17)	(235)

Ending balance	¥1,246	¥—	¥7,213	¥8,459	¥2,897	¥11,356

	Millions of yen
	Three months ended September 30, 2020
	Allowance for current expected credit losses against loans				Allowance for receivables other than loans (2)	Total allowance for doubtful accounts
	Loans at banks	Short-term secured margin loans	Corporate loans	Subtotal
Opening balance	1,454	292	7,727	9,473	2,881	12,354
Provision for losses	110	76	(392)	(206)	31	(175)
Charge-offs	(318)	(359)	0	(677)	7	(670)
Other (3)	—	(9)	(122)	(131)	(22)	(153)

Ending balance	¥1,246	¥—	¥7,213	¥8,459	¥2,897	¥11,356

(1)	The balance recognized on April 1, 2020 on adoption of ASC 326.
(2)	Includes collateralized agreements, customer contract assets and receivables and other receivables.
(3)	Includes the effect of foreign exchange movements.
Troubled debt restructurings
In the ordinary course of business, Nomura may choose to restructure a loan classified as held for investment either because of financial difficulties of the borrower, or simply as a result of market conditions or relationship reasons. A troubled debt restructuring (“TDR”) occurs when Nomura (as lender) for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that Nomura would not otherwise consider.
Expected credit losses for a loan being restructured under a TDR which only involve modification of the loan’s terms (rather than receipt of assets in full or partial settlement) is typically determined using a discounted cash flow analysis. Assets received in full or partial satisfaction of a loan in a TDR are recognized at fair value.
Discussions continue with various borrowers to modify the existing contractual terms of certain loans. These modifications where the borrower is deemed to be in financial difficulty and Nomura has, or expects to, grant a financial concession would typically be accounted for and reported as a TDR.
As of March 31, 2020, the amount of loans which were classified as impaired but against which no allowance for credit losses had been recognized was not significant. For impaired loans with a related allowance, the amount of recorded investment and the total unpaid principal balance were ¥14,678 million. The related allowance was ¥8,282 million.
As of September 30, 2020, the amount of loans which were classified as impaired but against which no allowance for credit losses had been recognized was not significant. For impaired loans with a related allowance, the amount of recorded investment, the total unpaid principal balance and the related allowance was not significant.
The amounts of TDRs which occurred during the three months ended September 30, 2019 and 2020 were not significant.

Nonaccrual and past due loans
Loans are placed on a nonaccrual status if interest is deemed uncollectible. Nomura policy is to define interest as being uncollectible if the borrower is determined to be in financial difficulty or an interest or principal payment on the loans is 90 days or more past due.
Where a loan is placed
o
n a nonaccrual status, any accrued but unpaid interest receivable reversed and no further accrual of interest is permitted. Interest income is subsequent recognized when a cash payment is received from the borrower using the cash basis method.
Loans are generally only returned to an accrual status if the loan is brought contractually current, i.e. all overdue principal and interest amounts are paid. In limited circumstances, a loan which has not been brought contractually current will also be returned to an accrual status if all principal and interest amounts contractually due are reasonably assured of repayment within a reasonable period of time or there has been a sustained period of repayment performance by the borrower.
As of March 31, 2020, there were ¥14,658 million of loans which were placed on a nonaccrual status, primarily secured and unsecured corporate loans. The amount of loans which were 90 days past due was not significant.
As of September 30, 2020, the amount of loans which were on a nonaccrual status was not significant. The amount of loans which were 90 days past due was not significant.
Credit quality indicators
Nomura is exposed to credit risks deriving from a decline in the value of loans or a default caused by deterioration of creditworthiness or bankruptcy of the obligor. Nomura’s risk management framework for such credit risks is based on a risk assessment through an internal rating process, in depth pre-financing
credit analysis of each individual loan and continuous post-financing monitoring of obligor’s creditworthiness.

The following tables present an analysis of each class of loans not carried at fair value using Nomura’s internal ratings or equivalent credit quality indicators applied by subsidiaries by years of origination as of September 30, 2020.

	Millions of yen
	September 30, 2020
	2020	2019	2018	2017	2016	2015 or earlier	Revolving	Total
Secured loans at banks:
AAA-BBB	¥106,020	¥31,372	¥12,902	¥4,309	¥4,707	¥11,192	¥682	¥171,184
BB-CCC	147,268	25,390	2,388	—	768	9,608	31	185,453
CC-D	—	—	—	—	—	—	—	—
Others (1)	54,135	—	—	—	—	—	—	54,135

Total secured loans at banks	¥307,423	¥56,762	¥15,290	¥4,309	¥5,475	¥20,800	¥713	¥410,772

Unsecured loans at banks:
AAA-BBB	¥16,179	¥30,941	¥20,957	¥9,673	¥22,947	¥7,555	¥7,299	¥115,551
BB-CCC	—	244	—	—	1,200	—	—	1,444
CC-D	—	—	—	—	—	—	—	—
Others (1)	—	—	—	—	—	—	—	—

Total unsecured loans at banks	¥16,179	¥31,185	¥20,957	¥9,673	¥24,147	¥7,555	¥7,299	¥116,995

Short-term secured margin loans:
AAA-BBB	¥—	¥—	¥—	¥—	¥—	¥—	¥—	¥—
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	—	—	—	—	—
Others (1)	143,295	136	—	—	—	—	196,744	340,175

Total short-term secured margin loans	¥143,295	¥136	¥—	¥—	¥—	¥—	¥196,744	¥340,175

Unsecured inter-bank money market loans:
AAA-BBB	¥1,382	¥—	¥—	¥—	¥—	¥—	¥—	¥1,382
BB-CCC	—	—	—	—	—	—	—	—
CC-D	—	—	—	—	—	—	—	—
Others (1)	—	—	—	—	—	—	—	—

Total unsecured inter-bank money market loans	¥1,382	¥—	¥—	¥—	¥—	¥—	¥—	¥1,382

Secured corporate loans:
AAA-BBB	¥35,342	¥107,155	¥10,054	¥6,774	¥1,247	¥22,805	¥—	¥183,377
BB-CCC	34,429	49,151	79,001	17,087	8,885	9,094	205,008	402,655
CC-D	—	—	—	—	—	—	—	—
Others (1)	8	33	12	29	4,179	88	517	4,866

Total secured corporate loans	¥69,779	¥156,339	¥89,067	¥23,890	¥14,311	¥31,987	¥205,525	¥590,898

	Millions of yen
	September 30, 2020
	2020	2019	2018	2017	2016	2015 or earlier	Revolving	Total
Unsecured corporate loans:
AAA-BBB	¥6,537	¥—	¥—	¥—	¥—	¥—	¥—	¥6,537
BB-CCC	—	3,917	—	—	—	31	—	3,948
CC-D	—	—	—	—	—	—	—	—
Others (1)	202	47	68,796	—	—	13	—	69,058

Total unsecured corporate loans	¥6,739	¥3,964	¥68,796	¥—	¥—	¥44	¥—	¥79,543

Total	¥544,797	¥248,386	¥194,110	¥37,872	¥43,933	¥60,386	¥410,281	¥1,539,765

(1)	Relate to collateralized exposures where a specified ratio of LTV is maintained.
The following table presents a definition of each of the internal ratings used in the Nomura Group.

Rating Range	Definition
AAA
Highest credit quality. An obligor or facility has extremely strong capacity to meet its financial commitments. ‘AAA range’ is the highest credit rating assigned by Nomura. Extremely low probability of default.

AA	Very high credit quality category. An obligor or facility has very strong capacity to meet its financial commitments. Very low probability of default but above that of ‘AAA range.’

A
High credit quality category. An obligor or facility has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher-rated categories. Low probability of default but higher than that of ‘AA range.’

BBB
Good credit quality category. An obligor or facility has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitments. Medium probability of default but higher than that of ‘A range.’

BB
Speculative credit quality category. An obligor or facility is less vulnerable in the near term than other lower-ratings. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the inadequate capacity to meet its financial commitments. Medium to high probability of default but higher than that of ‘BBB range.’

B
Highly speculative credit quality category. An obligor or facility is more vulnerable than those rated ‘BB range’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the issuer’s or obligor’s capacity or willingness to meet its financial commitments. High probability of default—more than that of ‘BB range.’

CCC
Substantial credit risk. An obligor or facility is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. Strong probability of default—more than that of ‘B range.’

CC	An obligor or facility is currently highly vulnerable to nonpayment (default category).

C	An obligor or facility is currently extremely vulnerable to nonpayment (default category).

D
Failure of an obligor to make payments in full and on time of any financial obligations, markedly disadvantageous modification to a contractual term compared with the existing obligation, bankruptcy filings, administration, receivership, liquidation or other winding-up
or cessation of business of an obligor or other similar situations.

Nomura reviews internal ratings at least once a year by using available credit information of obligors including financial statements and other information. Internal ratings are also reviewed more frequently for high-risk obligors or problematic exposures and any significant credit event of obligors will trigger an immediate credit review process.